Exhibit 10.15

Three Parties Agreement

on Creditor’s Rights and Debts

Party A： SMARTEN TECHNOLOGY CO.,LTD

Address： Rm 5013,No.57 Guangda Road, Banan Community, Yuanshan Street, Longgang District, Shenzhen City

Unified social credit code： 914403003194288778

Party B： JUNTAO ZHENG

Address： Rm 8D, Block B, No.4 Building, Dongsheng Times Garden, Zhongshan Avenue, Pingshan Street , Pingshan District, Shenzhen City

ID No. ： 420921198509302630 Tel：18025456105

Party C：NAN DU

Address： Rm 502, Block C, No.1 Building, Dongdu Central Throne, Longcheng Street, Longgang District, Shenzhen City

ID No.： 411303198208060547 Tel：18621083096

After equal and voluntary negotiation, Party A, Party B and Party C have reached the following agreement on the repayment of creditor’s rights and debts:

1.	As of the date of signing this agreement, the three parties have confirmed that Party B has lent a total of RMB 370000 to Party A through Party C’s account.

2.	The payment and repayment plan for both parties A & B are as follows.

2.1.	Party A shall calculate and pay the loan interest monthly from July 1, 2020, and the monthly interest rate shall be calculated at 1.5% and paid before the 10th of the next month.

2.2.	Party A will repay all principal before December 31, 2020.

3.	After Party A fulfills the payment obligation to Party B in accordance with this agreement, this debt of Party A to Party C will be settled.

4.	After the signing of this agreement, Party B shall not require Party C to pay. If the principal and interest are not paid on time due to Party A’s reasons, Party B shall require Party A to bear the liability for breach of contract within the scope of the principal and interest of Party B’s unpaid creditor’s rights.

5.	In case of any dispute arising from the performance of this agreement, the parties shall negotiate friendly. If the negotiation fails, they may bring a lawsuit to the people’s court where Party A is located.

6.	This agreement is made in triplicate, with each party holding one copy, which shall com e into force after being signed and sealed by the three parties.

Party A: SMARTEN TECHNOLOGY CO.,LTD	Party B：	JUNTAO ZHENG
(stamp)

X	X /s/ JUNTAO ZHENG

Party C： NAN DU

X /s/ NAN DU

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